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                                                             Exhibit 99.1
                                                             ------------

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Amendment No. 1 to Quarterly Report on Form 10-QSB/A of Levcor International, Inc. (the "Company") for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Levinson President and Principal Financial Officer of Levcor, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Levcor.


By: /s/ Robert A. Levinson
    ----------------------
Name: Robert A. Levinson
President and Principal Financial Officer
December 18, 2002